EXHIBIT 10.4

                                [GRAPHIC OMITTED]

                     1185 Avenue of the Americas, 20th floor
                               New York, NY 10036
                                  646-723-4000

                                January 26, 2005

Mr. Franz Skryanz
30 East 81st Street, 4D
New York
NY 10028

Dear Franz:

         This letter will confirm the terms of your employment by XETHANOL CORPORATION ("Xethanol").

1.       TITLE

         You shall be employed by Xethanol as Vice President, Treasurer & Secretary reporting to the Chairman and CEO.

2.       SALARY

         Your salary shall be $60.000 per annum, payable in bi-weekly installments subject to the other terms of this letter. This salary will be reviewed at the end of the first quarter of 2005.

3. TERM

         You shall be an employee of Xethanol for a period of one year, beginning on January 1 2005. Thereafter, you or Xethanol may terminate this agreement for any reason at any time upon 10 days' prior written notice. At the end of the notice period, your salary will cease.

Franz Skryanz
-------------

4.       RESPONSIBILITIES

         Your responsibilities and duties shall be those ordinarily possessed by a Vice President, Treasurer and Secretary.

5. STOCK OPTIONS

         Xethanol has established an incentive plan for Its key employees in which you will be eligible to participate. The Incentive plan provides for the grant of stock options under Xethanol's 2005 Stock Option Plan.

6. CONFIDENTIALITY AND NON-COMPETITION AGREEMENT

         You will be required to execute Xethanol's standard form of Confidentiality and Non-Competition Agreement.

7. SUPERSEDING AGREEMENT

         This agreement will be superseded within sixty (60) days with a new agreement that will be more comprehensive, provide a more detailed job description and outline your other benefits and level of participation in Xethanol's 2005 Stock Option Plan.

                                    Sincerely,

                                    XETHANOL CORPORATION


                                           By:
                                              ----------------------------------
                                           Chris d'Arnaud-Taylor
                                           President and Chief Executive Officer
                                           Xethanol Corporation


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